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                                                                    Exhibit 10.7

                       FIRST COMMONWEALTH, INC.

                    1995 LONG-TERM INCENTIVE PLAN
                  (As Amended as of March 14, 1997)


                           I.  INTRODUCTION

     1.1 Purposes. The purposes of the 1995 Long-Term Incentive Plan (the "Plan") of First Commonwealth, Inc. (the "Company"), and its subsidiaries from time to time (individually a "Subsidiary" and collectively the Subsidiaries"), are (a) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (b) to advance the interests of the Company by attracting and retaining officers and other key employees, consultants, advisors, agents and other independent contractors of the Company, and well-qualified persons who are not officers or employees of the Company ("non-employee directors") for service as directors of the Company and (c) to motivate such employees, independent contractors and non-employee directors to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2  Certain Definitions.

     "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2, as in effect on the effective date of this Plan, under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "Beneficial Owner" (including the terms "Beneficially Own" and "Beneficial Ownership"), when used with respect to any Person, shall be deemed to include any securities which:

     (a) such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3, as in effect on the effective date of this Plan, under the Exchange Act);

     (b) such Person or any of such Person's Affiliates or Associates, directly or indirectly, has:

     (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions, or both) pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), upon the exercise of any options, warrants, rights or conversion or exchange privileges or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

     (ii) the right to vote pursuant to any written or oral agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security otherwise subject to this item (ii) if such agreement, arrangement or understanding to vote (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then
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     reportable by such Person on Schedule 13D (or any comparable or successor report then in effect) under the Exchange Act; or

     (iii) the right to dispose of pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities); or

          (c) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to item (ii) of subparagraph (b) of the first paragraph of this definition) or disposing of any securities of the Company.

          Notwithstanding the first paragraph of this definition, no director or officer of the Company shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own," shares of Common Stock or other securities of the Company beneficially owned by any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

          "Board" shall mean the Board of Directors of the Company.

          "Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

          "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

          "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company.

          "Change in Control" shall have the meaning set forth in Section
6.8(b).

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (a) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

          "Common Stock" shall mean the common stock, $.001 par value, of the Company.

          "Company" has the meaning specified in Section 1.1.

          "Directors Options" shall have the meaning set forth in Section 5.1.

          "Directors Restricted Stock" shall have the meaning set forth in
Section 5.1.

          "Disability" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.
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          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Exempt Person" shall mean each of Christopher C. Multhauf and David
W. Mulligan and each Affiliate thereof.

          "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System on the date as of which such value is being determined, or, if the Common Stock is listed on a national securities exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

          "Free-Standing SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

          "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

          "Incumbent Board" shall have the meaning set forth in Section 6.8(b)(2) hereof.

          "Independent Contractor" shall mean a consultant, advisor, agent or other independent contractor which performs services for the Company or its Subsidiaries, including, but not limited to, dentist consultants, dentist advisors, dentist providers and insurance agents.

          "Mature Shares" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (a) has held for at least six months or (b) has purchased on the open market.

          "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary (except in the definition of Committee, in which case "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act).

          "Non-Statutory Stock Option" shall mean a stock option which is not an Incentive Stock Option.

          "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the exercisability of all or a portion of an option or SAR or (b) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share
Award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing and any other criteria and objectives established by the Committee.
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          "Performance Period" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

          "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

          "Performance Share Award" shall mean an award of Performance Shares under this Plan.

          "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

          "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any of the forgoing.

          "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period.

          "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

          "Restriction Period" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

          "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

          "Stock Award" shall mean a Restricted Stock Award or a Bonus Stock Award.

          "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

          "Tax Date" shall have the meaning set forth in Section 6.5.

          "Ten Percent Holder" shall have the meaning set forth in Section
2.1(a).

          1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (a) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (b) SARs in the form of Tandem SARs or Free-Standing SARs, (c) Stock Awards in the form of Restricted Stock or Bonus Stock and (d) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the
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award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

          The Committee may delegate some or all of its power and authority hereunder to the Chairman of the Board and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (a) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (b) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

          No member of the Board of Directors or Committee, and neither the Chairman of the Board and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, as the same may be amended or restated from time to time, and under any directors' and officers' liability insurance that may be in effect from time to time.

          A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

          Notwithstanding anything to the contrary herein, any grants of awards to a Non-Employee Director (not including awards under Article V) shall be null and void unless such awards and all terms thereof are approved in advance by the Board.

          1.4 Eligibility. Participants in this Plan shall consist of such directors, officers or other key employees of the Company and its Subsidiaries, and such Independent Contractors, as the Committee, in its sole discretion, may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall also be eligible to participate in this Plan in accordance with Article V.

          1.5  Shares Available.  Subject to adjustment as provided in Sections
6.7 and 6.8, 200,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (a) that are issued upon the grant of a Stock Award and (b) which become subject to outstanding options, including Directors' Options, outstanding Free-Standing SARs and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

          Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

           II.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
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          2.1  Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options. The Committee may not grant an Incentive Stock Option to an Independent Contractor or a Non-Employee Director.

          Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option shall be determined by the Committee, except that the Committee shall not grant an option or SAR (or any combination of options and SARs) in any calendar year to any eligible person which, in the aggregate, gives such person an option or SAR (or any combination of options and SARs) to purchase more than 62,500 shares of Common Stock (as may be adjusted pursuant to Section 6.7). The purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

          (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (1) in cash, (2) by delivery of Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (3) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (4) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.
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          (d)  Additional Options.  The Committee shall have the authority to include in any Agreement relating to an option a provision entitling the optionee to an additional option in the event such optionee exercises the option represented by such option agreement, in whole or in part, by delivering previously owned whole shares of Common Stock in payment of the purchase price in accordance with this Plan and such Agreement. Any such additional option shall be for a number of shares of Common Stock equal to the number of delivered shares, shall have a purchase price determined by the Committee in accordance with this Plan, shall be exercisable on the terms and subject to the conditions set forth in the Agreement relating to such additional option.

          2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

          SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee, except that the Committee shall not grant an option or SAR (or any combination of options and SARs) in any calendar year to any eligible person which, in the aggregate, gives such person an option or SAR (or any combination of options and SARs) to purchase more than 62,500 shares of Common Stock (as may be adjusted pursuant to Section 6.7). Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

          (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

          2.3  Termination of Employment or Service with the Company.

          (a) Disability. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and
(ii) the expiration date of the term of such option or SAR.

          (b) Retirement. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 with the consent of the Company, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (c) Death. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death, and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

          (d) Other Termination. If the employment or service with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.

          Subject to paragraph (f) below and Section 6.8, and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company, death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

          (e) Death Following Termination of Employment or Service. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of Disability, or if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of retirement on or after age 65 with the consent of the Company, or if the holder of an option or SAR dies during the three-month period following termination of employment or service for any reason other than Disability or retirement on or after age 65 with the consent of the Company (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.
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          (f) Termination of Employment or Service - Incentive Stock Options.
Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period no longer than one year as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

          Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an incentive stock option terminates by reason of death, each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option)after the date of death and (ii) the expiration date of the term of such option.

          If the employment or service with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment or service.

          If the employment or service with the Company of a holder of an incentive stock option terminates for any reason other than Permanent and Total Disability, death or Cause, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment or service, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option.

          If the holder of an incentive stock option dies during the three-month period following termination of employment or service by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the three-month period following termination of employment or service for any reason other than Permanent and Total Disability, death or Cause, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

          2.4 Termination of Independent Contractor. Not-withstanding anything to the contrary herein, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of an Independent Contractor, whether by reason of Disability, retirement, death, Cause or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such option or SAR, as the case may be, and shall be specified in the Agreement relating to such option or SAR.


                              III.  STOCK AWARDS
                              ==================

          3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Subject to adjustment as provided in Sections 6.7 and 6.8 of this Plan, the aggregate number of shares of Common Stock available under this Plan pursuant to all Stock

Awards shall not exceed 50,000 of the aggregate number of shares of Common Stock available under this Plan. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

          3.2 Terms of Stock Awards. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment or service of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period.

          Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

          (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

          (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

          3.3  Termination of Employment or Service.

          (a) Disability, Retirement and Death. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment or service with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 with the consent of the Company or death, the portion of such award which is subject to a Restriction Period shall terminate as of the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be cancelled by the Company.

          (b) Other Termination. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment or service with the Company of the holder of a Restricted Stock Award terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company or death, the portion of such award which is subject to a Restriction Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be cancelled by the Company.

          3.4 Termination of Independent Contractor. Not-withstanding anything to the contrary herein, all of the terms relating to the exercise, cancellation or other disposition of a Restricted Stock Award upon a termination of an Independent Contractor, whether by reason of Disability, retirement, death, Cause or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such Restricted Stock Award, and shall be specified in the Agreement relating to such Restricted Stock Award.

                         IV.  PERFORMANCE SHARE AWARDS

          4.1 Performance Share Awards. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

          4.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

          (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

          (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

          (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

          4.3  Termination of Employment or Service.

          (a) Disability, Retirement and Death. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment or service with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 with the consent of the Company or death, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be cancelled by the Company.

          (b) Other Termination. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment or service with the Company of the holder of a Performance Share Award terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company or death, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be cancelled by the Company.

          4.4 Termination of Independent Contractor. Not-withstanding anything to the contrary herein, all of the terms relating to the exercise, cancellation or other disposition of a Performance Share Award upon a termination of an Independent Contractor, whether by reason of Disability, retirement, death, Cause or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such Performance Share Award, and shall be specified in the Agreement relating to such Performance Share Award.


               V.  PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

          5.1 Eligibility. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V ("Director Options"). All options granted under this Article V shall constitute Non-Statutory Stock Options.

          5.2 Grants of Stock Options. Each Non-Employee Director shall be granted Non-Statutory Stock Options as follows:

          (a) Initial Public Offering. On the date of the initial public offering by the Company, each person who is a Non-Employee Director immediately after such initial public offering or meeting of stockholders (other than any Non-Employee Director who is expected to resign in connection with the Company's initial public offering) shall be granted an option to purchase 1,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

          (b) Annual Meeting. On the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted an option to purchase 1,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

          (c) New Non-Employee Directors. In addition, following the initial public offering of the Company, on the date on which a person is first elected or begins to serve as a Non-Employee Director (other than by reason of termination of employment or service) shall be granted an option to purchase 10,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

          (d) Option Period and Exercisability. Except as otherwise provided herein, each option granted under this Article V shall become exercisable in full on the first to occur of (i) the day before the Company's annual meeting of stockholders next following the date of grant or (ii) the first anniversary of its date of grant. Each option granted under this Article V shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article V shall be exercisable in accordance with
Section 2.1(c).

          5.3  Termination of Directorship.

          (a) Disability. Subject to Section 6.8, if the holder of an option granted under this Article V ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (b) Retirement. Subject to Section 6.8, if the holder of an option granted under this Article V ceases to be a director of the Company on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (c) Death. Subject to Section 6.8, if the holder of an option granted under this Article V ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date which is one year after the date of death and
(ii) the expiration date of the term of such option.

          (d) Other Termination. Subject to Section 6.8, if the holder of an option granted under this Article V ceases to be a director of the Company for any reason other than Disability, retirement on or after age 65 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

          (e) Death Following Termination of Directorship. Subject to Section 6.8, if the holder of an option granted under this Article V dies during the three-month period following such holder's ceasing to be a director of the Company by reason of Disability, or if such a holder dies during the three-month period following such holder's ceasing to be a director of the Company on or after age 65, or if such a holder dies during the three-month period following such holder's ceasing to be a director for any reason other than by reason of Disability or retirement on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date one year after the date of death and (ii) the expiration date of the term of such option.


                                 VI.  GENERAL

          6.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the voting power of the shares of capital stock of the Company entitled to vote thereon, shall become effective as of the commencement of the initial public offering of the Company. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

          Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

          6.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 6.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (c) effect any change inconsistent with
Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

          6.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

          6.4 Non-Transferability of Stock Options, SARs and Performance Shares. No option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such award. Each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

          6.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that
(i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (1) a cash payment to the Company, (2) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (4) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) any combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

          6.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          6.7 Adjustment. Except as provided in Section 6.8, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (1) the Fair Market Value on the vesting, exercise or settlement date over (2) the exercise or base price, if any, of such award.

           6.8 Change in Control.

          (a) (i) Notwithstanding any provision in this Plan or any Agreement (other than an Agreement with an Independent Contractor), in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below, (1) all outstanding options and SARS shall immediately become exercisable in full, (2) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (3) the Performance Period applicable to any outstanding Performance Share shall lapse and (4) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level. If, in connection with such Change in Control, holders of Common Stock receive solely shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. If, in connection with such Change in Control, holders of Common Stock receive solely cash and shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to and cancelled by the Company, and the holder shall receive, within ten days of the occurrence of such Change in Control, a proportionate amount of cash in the manner provided in Section (a)(ii) below, and there shall be substituted for the award surrendered a similar award reflecting a proportionate number of the class of shares into which each outstanding share of Common Stock shall be converted to such Change in Control. In the event of any such substitution, the proportion of cash and common stock, the purchase price per share in the case of an option and the base price in the case of an SAR, and any other terms of outstanding awards shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price; provided, that the proportion of cash and common stock substituted for outstanding awards shall reflect the approximate proportion of cash and common stock received by holders of Common Stock in such Change in Control. If, in connection with a Change in Control, holders of Common Stock receive any portion of the consideration in a form other than cash or shares of common stock that are registered under Section 12 of the Exchange Act, each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, shall be substituted or surrendered for such proportion of common stock, cash or other consideration as shall be determined by the Committee pursuant to Section 6.7.

     (ii) Notwithstanding any provision in this Plan or any Agreement (other than an Agreement with an Independent Contractor), in the event of a Change in Control pursuant to Section (b)(i) or (ii) below, or in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below in connection with which the holders of Common Stock receive cash, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(i) or
(ii) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(iii) or (iv) below, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option; (2) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR; and (3) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

          (b)   "Change in Control" shall mean:

          (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of Beneficial Ownership of 50% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by an Exempt Person or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 6.8(b); provided further, that for purposes of clause (2), if any Person (other than an Exempt Person, the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of 50% or more of the Outstanding Company Common Stock or 50% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;

     (ii) individuals who, as of the effective date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date hereof whose
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     election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

       (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their Beneficial Ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than an Exempt Person; the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which Beneficially Owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may
     be) will Beneficially Own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

       (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

          Notwithstanding anything to the contrary herein, no Change of Control shall be deemed to have taken place as a result of the issuance of shares of Common Stock by the Company or the sale of shares of Common Stock by its stockholders in connection with the Company's initial public offering.

          6.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

          6.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

          6.11 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the
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laws of the United States, shall be governed by the laws of the State of
Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.